HENDERSON GLOBAL FUNDS

                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND


                      SUPPLEMENT DATED FEBRUARY 13, 2002 TO
                       PROSPECTUSES DATED AUGUST 31, 2001




         Currently, the Distributor pays sales commissions (in addition to dealer reallowances) at the time of sale of 4.00% of the purchase price of Class B shares of a Fund and 1.00% of the purchase price of Class C shares of a Fund to brokers that initiate and are responsible for purchases of such Class B or Class C shares of a Fund, respectively. Under a special incentive program, the Distributor will pay brokers 5.00% of the purchase price of Class B shares and 2.00% of the purchase price of Class C shares. The special incentive program will be effective as of the date hereof and is expected to continue through March 31, 2002; however, the special incentive program may be extended to April 30, 2002 at the discretion of the Distributor.

         The special incentive program will not affect the public offering price of shares to investors.